Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies [Abstract]
Schedule Of Annual Minimum Future Lease Payments
Annual minimum future lease payments due under the above agreements (and motor vehicle leases, which expire in 2016 and other facility related leases), at the exchange rate in effect on December 31, 2013, are approximately as follows (in thousands):

2014	$1,203
2015	1,027
2016	733
2017	575
2018	268

$3,806